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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 7, 2005

                              --------------------

                           MERCANTILE BANK CORPORATION
             (Exact name of registrant as specified in its charter)

           MICHIGAN                   000-26719               38-3360865
(State or other jurisdiction       (Commission File          (IRS Employer
      of incorporation)                Number)            Identification Number)

310 LEONARD STREET NW, GRAND RAPIDS, MICHIGAN                    49504
    (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code 616-406-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

ITEM 7.01. REGULATION FD DISCLOSURE

      Press Release. On July 7, 2005, Mercantile Bank Corporation issued a press release announcing a 5% stock dividend and related financial information. A copy of the press release is attached as Exhibit 99.1 and incorporated here by reference.

      The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit Number              Description
--------------              -----------
     99.1                   Press release of Mercantile Bank Corporation
                            announcing a 5% stock dividend and related financial
                            information.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MERCANTILE BANK CORPORATION

                                       By: /s/ Charles E. Christmas
                                           ------------------------------------
                                           Charles E. Christmas
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer

Date: July 7, 2005

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                                  EXHIBIT INDEX

Exhibit Number              Description
--------------              -----------
     99.1                   Press release of Mercantile Bank Corporation
                            announcing a 5% stock dividend and related
                            financial information.

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